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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 17, 1999


                         First Alliance Mortgage Company
            (on behalf of First Alliance Mortgage Loan Trust 1999-4)
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           California                  333-86411-01              95-2944875
-------------------------------      ----------------        -------------------
(State or Other Jurisdiction of      (Commission File         (I.R.S. Employer
        Incorporation)                    Number)            Identification No.)


           The Chase Manhattan Bank, as Trustee
             450 West 33rd Street, 15th Floor                   10001-2697
                    New York, New York                          ----------
         ----------------------------------------               (Zip Code)
         (Address of Principal Executive Offices)


Registrant's telephone number, including area code (212) 946-8600
                                                   --------------


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.    Other Events.

           Reference is hereby made to the Registration Statement on Form S-3 (Registration File No. 333-86411) filed by First Alliance Mortgage Company ("First Alliance") with the Securities and Exchange Commission (the "Commission") on September 2, 1999, as amended by Amendment No. 1 to the Registration Statement on Form S-3 dated October 1, 1999, pursuant to which First Alliance registered $750,000,000 aggregate principal amount of its mortgage loan asset-backed certificates and notes, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated October 1, 1999, and the related Prospectus Supplement, dated December 10, 1999, which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the FIRST ALLIANCE MORTGAGE LOAN TRUST 1999-4 Mortgage Loan Asset Backed Certificates, Series 1999-4 (the "Certificates").

           The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of December 1, 1999, between First Alliance Mortgage Company in its capacities as the Seller (the "Seller") and the Servicer (the "Servicer") and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee") and the Oversight Agent (the "Oversight Agent"). The Certificates consist of two classes: the Class A-1 and Class A-2 Certificates (the "Class A Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates, the "Certificates"). Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

           The assets of the Trust initially will include two pools (each, a "Mortgage Loan Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust on one-to-four family residential properties. The Class A-1 Fixed Rate Group Certificates represent undivided ownership interests in a pool of fixed rate Mortgage Loans secured by mortgages that may be either in a first or in a junior lien position. The Class A-2 Variable Rate Group Certificates represent undivided ownership interests in a pool of variable rate Mortgage Loans secured by mortgages in a first lien position.

           Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Certificates will be 7.52% per annum. The Pass-Through Rate for the Class A-2 Certificates adjusts monthly based on one-month LIBOR and with respect to the first Payment Date will be 6.84% per annum.

           The Class A-1 Certificates have an aggregate principal amount of $28,000,000. The Class A-2 Certificates have an aggregate principal amount of $75,075,000.

           As of the Startup Day, the Mortgage Loans possessed the characteristics described in the Prospectus dated October 1, 1999 and the Prospectus Supplement dated December 10, 1999, filed pursuant to Rule 424(b)(5) of the Act on December 17, 1999 except that the 7 Mortgage Loans set out on
Exhibit 99.1 were removed from the Mortgage Loan Pool as a result of such Mortgage Loans having breached the representations and warranties set out in the Pooling and Servicing Agreement.

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Item 7.    Financial  Statements,  Pro Forma Financial Information and Exhibits.

           (a)    Not applicable

           (b)    Not applicable

           (c)    Exhibits:

                  1.1 Underwriting Agreement, dated December 10, 1999, between First Alliance Mortgage Company and Lehman Brothers Inc.

                  4.1 Pooling and Servicing Agreement, dated as of December 1, 1999, between First Alliance Mortgage Company, as Seller and Servicer, and The Chase Manhattan Bank, as Trustee and Oversight Agent.

                  99.1     Schedule of Loans Removed Prior to Closing.



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                                   SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         By: FIRST ALLIANCE MORTGAGE
                                             COMPANY


                                         By: /s/ Francisco Nebot
                                             -----------------------------------
                                             Name:  Francisco Nebot
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


Dated: December 30, 1999

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                                  EXHIBIT INDEX

Exhibit No.                                     Description                                        Page No.
-----------                                     -----------                                        --------
 1.1              Underwriting Agreement, dated December 10, 1999, between
                  First Alliance Mortgage Company and Lehman Brothers Inc.

 4.1 Pooling and Servicing Agreement, dated as of December 1, 1999, between First Alliance Mortgage Company, as Seller and
                  Servicer, and The Chase Manhattan Bank, as Trustee and
                  Oversight Agent.

 99.1             Schedule of Loans Removed Prior to Closing.




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